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                                                            EXHIBIT NO. 99.7(b)
                                                           As of: July 26, 2005

                                    FORM OF
                        EXHIBIT A TO CUSTODIAN CONTRACT

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                                             State Street            Chase
          Name of Trust/Portfolio             Portfolio            Portfolio
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I.   MFS FAMILY OF FUNDS

     MFS SERIES TRUST I:
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     Cash Reserve Fund (MCF)                      X
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     Core Equity Fund (RGI)                       X
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     Core Growth Fund (CGF)                       X
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     New Discovery Fund (NDF)                     X
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     Research International Fund (RIF)            X
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     Strategic Growth Fund (AGF)                  X
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     Technology Fund (SCT)                        X
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     Value Fund (EIF)                             X
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     MFS SERIES TRUST II:
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     Emerging Growth Fund (MEG)                                         X
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     MFS SERIES TRUST III:
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     High Income Fund (MFH)                                             X
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     High Yield Opportunities Fund (HYO)          X
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     Municipal High Income Fund (MMH)             N/A                   N/A
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     MFS SERIES TRUST IV:
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     Gov't. Money Mkt. Fund (MMG)                 X
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     Mid Cap Growth Fund (OTC)                                          X
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     Money Market Fund (MMM)                      X
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     Municipal Bond Fund (MMB)                    N/A                   N/A
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     MFS SERIES TRUST V:
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     International New Discovery Fund (MIO)       X
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     Research Fund (MFR)                                                X
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     Total Return Fund (MTR)                                            X
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     MFS SERIES TRUST VI:
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     Global Equity Fund (MWE)                                           X
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     Global Total Return Fund (MWT)                                     X
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     Utilities Fund (MMU)                                               X
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     MFS SERIES TRUST VII:
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     Capital Opportunities Fund (MVF)                                   X
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     MFS SERIES TRUST VIII:
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     Strategic Income Fund (MSI)                                        X
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     Global Growth Fund (WGF)                     X
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     MFS Tax Managed Equity Fund (TME)            X
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     MFS SERIES TRUST IX:
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     Bond Fund (MFB)                                                    X
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     Emerging Opportunities Fund (MCV)            X
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     Inflation-Adjusted Bond Fund (IAB)           X
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     Intermediate Inv. Grade Bond Fund (IBF)      X
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     Limited Maturity Fund (MLM)                                        X
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     Municipal Ltd. Maturity Fund (MML)           N/A                   N/A
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     Research Bond Fund (RBF)                     X
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     Research Bond Fund J  (RBJ)                  X
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     MFS SERIES TRUST X:
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     Aggressive Growth Allocation Fund (AGG)      X
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     Conservative Allocation Fund (CON)           X
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     Emerging Markets. Debt Fund (EMD)            X
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     Emerging Markets Equity Fund (FEM)           X
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     Floating Rate High Income Fund (FRH)         X
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     Gemini U.K. Fund (GKF)                       X
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     Global Value Fund (GOF)                                            X
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     Growth Allocation Fund (GRO)                 X
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     International Diversification Fund (MDI)     X
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     International. Growth Fund (FGF)             X
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     International Value Fund (FGI)               X
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     Moderate Allocation Fund (MOD)               X
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     New Endeavor Fund (NEF)                      X
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     Strategic Value Fund (SVF)                   X
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     MFS SERIES TRUST XI:
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     Mid Cap Value Fund (MDF)                     X
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     Union Standard Equity Fund (UNE)             X
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     MFS SERIES TRUST XII:
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     Lifetime Retirement Income Fund (LRT)        X
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     Lifetime 2010 Fund (ML1)                     X
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     Lifetime 2020 Fund (ML2)                     X
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     Lifetime 2030 Fund (ML3)                     X
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     Lifetime 2040 Fund (ML4)                     X
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     MFS MUNICIPAL SERIES TRUST:
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     AL Municipal Bond Fund (MAL)                 N/A                   N/A
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     AR Municipal Bond Fund (MAR)                 N/A                   N/A
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     CA Municipal Bond Fund (MCA)                 N/A                   N/A
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     FL Municipal Bond Fund (MFL)                 N/A                   N/A
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     GA Municipal Bond Fund (MGA)                 N/A                   N/A
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     MD Municipal Bond Fund (MMD)                 N/A                   N/A
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     MA Municipal Bond Fund (MMA)                 N/A                   N/A
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     MS Municipal Bond Fund (MMP)                 N/A                   N/A
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     NY Municipal Bond Fund (MNY)                 N/A                   N/A
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     NC Municipal Bond Fund (MNC)                 N/A                   N/A
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     PA Municipal Bond Fund (MPA)                 N/A                   N/A
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     SC Municipal Bond Fund (MSC)                 N/A                   N/A
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     TN Municipal Bond Fund (MTN)                 N/A                   N/A
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     VA Municipal Bond Fund (MVA)                 N/A                   N/A
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     WV Municipal Bond Fund (MWV)                 N/A                   N/A
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     Municipal Income Fund (MMI)                  N/A                   N/A
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     STAND-ALONE FUNDS:
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     Government Limited Maturity Fund (MGL)       N/A                   N/A
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     Government Securities Fund (MGS)             N/A                   N/A
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     Growth Opportunities Fund (MGO)                                    X
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     MA Investors Growth Stock Fund (MIG)                               X
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     MA Investors Trust (MIT)                     X
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II.  MFS CLOSED-END FUNDS
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     Charter Income Trust (MCR)                   X
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     Government. Markets. Income Trust (MGF)                            X
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     Intermediate Income Trust (MIN)              X
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     Multimarket Income Trust (MMT)                                     X
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     Municipal Income Trust (MFM)                 N/A                   N/A
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     Special Value Trust (MFV)                                          X
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III. MFS INSTITUTIONAL FUNDS
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     MFS Institutional Trust (MFSIT):
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     Inst. International Equity Fund (IIE)        X
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     Inst. Large Cap Growth. Fund (ILC)           X
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     Inst. Large Cap Value Fund (ILV)             X
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     Inst. Int'l Research Equity Fund (IRE)       X
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     MFS VARIABLE INSURANCE TRUST (MVI):
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     Capital Opportunities Series (VVS)                                 X
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     Emerging Growth Series (VEG)                                       X
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     Global Equity Series (VGE)                   X
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     High Income Series (VHI)                                           X
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     Investors Growth Stock Series (VGS)          X
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     Investors Trust Series (VGI)                                       X
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     Mid Cap Growth Series (VMG)                  X
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     Money Market Series (VMM)                    X
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     New Discovery Series (VND)                   X
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     Research Bond Series (VFB) (fka Bond Series)                       X
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     Research Series (VFR)                                              X
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     Research International Series (VRI)          X
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     Strategic Income Series (VWG) (fka                                 X
       Global Governments Series)
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     Total Return Series (VTR)                                          X
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     Utilities Series (VUF)                                             X
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     Value Series (VLU)                                                 X
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IV.  MFS/SUN LIFE SERIES TRUST
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     Bond Series (BDS)                            X
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     Capital Appreciation Series (CAS)                                  X
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     Capital Opportunity Series (VAL)             X
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     Emerging Growth Series (EGS)                                       X
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     Emerging Markets Equity Series (FCE)         X
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     Global Governments Series (WGS)                                    X
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     Global Growth Series (WGO)                   X
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     Global Total Return Series (WTS)                                   X
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     Government. Securities Series (GSS)          N/A                   N/A
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     High Yield Series (HYS)                                            X
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     International. Growth Series (FCI)           X
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     International Value Series (FCG)             X
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     Mass. Inv. Growth Stock Series (MIS)         X
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     Mass. Investors Trust Series (CGS)                                 X
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     Mid Cap Growth Series (MCS)                                        X
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     Mid Cap Value Series (MVS)                   X
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     Money Market Series (MKS)                    X
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     New Discovery Series (NWD)                   X
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     Res. Gr. and Inc. Series (RGS)               X
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     Research International Series (RSS)          X
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     Research Series (RES)                                              X
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     Strategic Growth Series (SGS)                X
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     Strategic Income Series (SIS)                X
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     Strategic Value Series (SVS)                 X
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     Technology Series (TKS)                      X
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     Total Return Series (TRS)                                          X
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     Utilities Series (UTS)                                             X
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     Value Series (EIS)                           X
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V.   COMPASS PRODUCTS
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     Cap. Appreciation Var. Acct. (CAVA)          X
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     Gov't. Securities Var. Acct. (GSVA)          N/A                   N/A
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     Global Gov'ts. Var. Acct. (WGVA)                                   X
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     High Yield Variable Acct. (HYVA)                                   X
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     Managed Sectors Var. Acct. (MSVA)                                  X
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     Money Mkt. Variable Acct.(MMVA)              X
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     Total Return Variable Acct. (TRVA)                                 X
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MFS FUNDS LISTED IN THIS EXHIBIT A          STATE STREET BANK AND TRUST COMPANY



By:                                         By:
    --------------------------------            -------------------------------
    Name: Susan S. Newton                       Name:
    Title: Assistant Secretary and              Title:
           Assistant Clerk

                                            JPMORGAN CHASE INVESTOR SERVICES CO.

                                            By:
                                                -------------------------------
                                                Name:
                                                Title: